SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Pennsylvania Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  July 21,
1989

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value $1,027.67  $ 1,339.78   $1,704.66

T   =  Average Annual
       Total Return                2.77%      6.02%       7.02%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 949,069

Expenses                         $ 142,267

Reimbursement                    $

Average shares                     20,082,720

NAV                              $ 9.21

Sales Charge                     4.75%

POP                              $9.67

Yield at POP                     5.05%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.05%                5.05%
 ------      =       ------              =   8.60%
1-41.29%              .5867%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Pennsylvania Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $ 1,000    $ 1,000    $ 1,000

ERV =  Ending Redeemable Value   $ 1,021.67 $ 1,334.03 $ 1,679.96

T   =  Average Annual
       Total Return               2.17%        5.93%     6.82%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 395,019

Expenses                         $ 100,292

Reimbursement                    $

Average shares                     8,370,429

NAV                              $  9.20

Maximum Contingent Deferred
    Sales Charge                   5.00%

Yield at NAV                       4.65%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.65%               4.65%
 ------      =       ------              =       7.92%
 1-41.29%            .5871%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Pennsylvania Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 3,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,039.86 $1,339.94    $1,678.20

T   =  Average Annual
       Total Return                3.99%      6.03%       6.81%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  3,392

Expenses                         $    671

Reimbursement                    $

Average shares                     71,711

NAV                              $  9.22

Sales Charge                      3.25%

POP                              $  9.53

Yield at POP                      4.84%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.84%                4.84%
 ------      =       ------              =       8.24%
 1-41.29%            .5871%